Income Tax Status	12 Months Ended
Dec. 31, 2024
EBP 002
EBP, Tax Status [Line Items]
Income Tax Status

5. Income Tax Status

The Plan has received a determination letter from the IRS dated March 16, 2018, stating that the Plan is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Subsequent to this determination by the IRS, the Plan was amended. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The plan administrator believes the Plan is being operated in compliance with the applicable requirements of the Code, and therefore, believes the Plan, as amended is qualified and the related trust is tax-exempt.

Accounting principles generally accepted in the United States require Plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2024 and 2023, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions. There are currently no audits for any tax periods in progress.

During 2022, the Department of Labor (DOL) notified the Plan Sponsor of its intent to review the Plan for the 2019-2022 plan years. The DOL concluded its review with a letter dated December 14, 2024 and no action was required to be taken by the Plan or Plan Sponsor.